UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

ECHO THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Joanne R. Soslow, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5262	Keith E. Gottfried, Esq. Alston & Bird LLP 950 F. Street, N.W. Washington, DC 20004-1404 (202) 239-3679

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Echo Therapeutics, Inc., a Delaware corporation (“Echo” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with its intended solicitation of proxies from its stockholders in connection with its 2014 Annual Meeting of Stockholders and at any and all adjournments, postponements or reschedulings thereof (the “2014 Annual Meeting”).

Press Release Issued on April 24, 2014

Attached hereto is a press release that Echo issued on April 24, 2014.  In its press release, Echo announced that it had filed revised proxy materials with the SEC in connection with the 2014 Annual Meeting, including a preliminary form of a revised proxy statement and a preliminary form of a revised WHITE proxy card.

Echo has filed preliminary proxy materials with the SEC due to its receipt of a notice from an investor group led by Platinum Management (NY), LLC (“Platinum Group”), which owns approximately 19.9% of Echo’s common stock. In its notice, Platinum indicated that it intends to nominate one person for election as a director in opposition to our highly qualified and very experienced director, Robert F. Doman. Mr. Doman has been a member of the Echo Board since March 2013. Since last August, Mr. Doman has been serving as Echo’s Executive Chairman and Interim Chief Executive Officer. Mr. Doman brings to Echo’s five-member Board over 30 years of executive level, international and domestic management, business development, commercialization, product development and strategic planning experience with specific concentrations in medical devices and pharmaceuticals. Most recently, Mr. Doman served as President and Chief Executive Officer of publicly-traded DUSA Pharmaceuticals, Inc., which was successfully sold to Sun Pharmaceuticals in a $230 million transaction in 2012.

The Platinum Group’s purported nominee, Shepard M. Goldberg, is a first cousin and long-time business associate of Michael M. Goldberg, M.D., a current member of the Echo Board. Dr. Goldberg was appointed to the Echo Board on February 27, 2014 as a designee of Platinum Partners Value Arbitrage Fund L.P., a member of the Platinum Group, which has a right to designate a director pursuant to a stock purchase agreement. Platinum Partners named Dr. Goldberg as its designee to the Echo Board after the Echo Board informed Platinum Partners that, after interviewing Shepard M. Goldberg and reviewing his credentials, it did not believe that Shepard M. Goldberg met the Echo Board’s criteria for Board membership.

Stockholders are advised that Echo does not endorse the election of the Platinum Group’s nominee as director. Stockholders are also advised that they may receive proxy solicitation materials from the Platinum Group or other persons or entities affiliated with the Platinum Group, including an opposition proxy statement or card.  Stockholders are strongly urged NOT to sign or return any proxy card or voting instruction form that the Platinum Group may send to them, even as a protest vote against the Platinum Group or the Platinum Group’s nominee. If any stockholder signs a proxy card sent to them by the Platinum Group, however, such stockholder retains the right to change his or her vote. Only the latest dated proxy card voted will be counted.

Stockholders are further advised to discard the proxy materials that they may have already received from Echo and are further advised that, to the extent that they have already given a proxy to Echo, whether in writing or via telephone or internet, all such proxies will be discarded. In order for stockholders to vote on the WHITE proxy card in support of the candidates nominated by the Echo Board, stockholders will be required to complete the revised form of WHITE proxy card that will be mailed to them or vote electronically as provided on the revised form of WHITE proxy card.

As earlier announced, to allow sufficient time for stockholders to receive and review Echo’s revised proxy materials, the date of the 2014 Annual Meeting has been postponed and a new record date for determining stockholders entitled to notice of, and to vote at, the 2014 Annual Meeting will be set. Echo will announce both such dates prior to its mailing to stockholders of the revised proxy materials.

Important Additional Information

In light of the recent filing with the SEC by Platinum Management (NY) LLC of an opposition proxy statement indicating it intends to solicit proxies for Echo’s 2014 Annual Meeting of Stockholders (including any adjournments, postponements or reschedulings thereof, the “2014 Annual Meeting”), Echo has filed revised proxy materials with the SEC, including a preliminary proxy statement and a revised preliminary form of WHITE proxy card, in connection with Echo’s solicitation of proxies. STOCKHOLDERS ARE URGED TO READ THE REVISED 2014 PROXY MATERIAL (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ECHO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of Echo’s revised 2014 Proxy Statement and any other documents filed by Echo with the SEC in connection with the 2014 Annual Meeting, when available, at the SEC’s website (www.sec.gov), at Echo’s website (www.echotx.com) or by directing a request to Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, PA 19103, Attention: Investor Relations. In addition, copies of the proxy materials, when available, may be requested from Echo’s proxy solicitor, Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753 or toll-free at 1-888-742-1305.

Certain Participant Information

Echo, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from Echo’s stockholders in connection with the 2014 Annual Meeting. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in Echo’s revised 2014 Proxy Statement and other materials to be filed with the SEC in connection with the 2014 Annual Meeting. Such information can also be found in Echo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 28, 2014 and in Echo’s definitive proxy statement for the 2013 Annual Meeting of Stockholders, filed with the SEC on April 12, 2013. To the extent holdings of Echo’s securities have changed since the amounts shown in the definitive proxy statement for the 2013 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

FOR IMMEDIATE RELEASE

For More Information:

Christine H. Olimpio Director, Investor Relations and Corporate Communications (215) 717-4104 colimpio@echotx.com	Sylvia Hermina Laurel Hill Advisory Group, LLC 516-933-3100 shermina@laurelhill.com

ECHO THERAPEUTICS FILES PRELIMINARY PROXY MATERIALS
IN CONNECTION WITH 2014 ANNUAL MEETING OF STOCKHOLDERS

PHILADELPHIA, PA, April 24, 2014 – Echo Therapeutics, Inc. (NASDAQ: ECTE), a medical device company developing its Symphony® CGM System as a non-invasive, wireless continuous glucose monitoring system, today announced that it has filed revised proxy materials with the Securities and Exchange Commission (SEC) in connection with Echo’s 2014 Annual Meeting of Stockholders, including a preliminary form of a revised proxy statement and a preliminary form of a revised WHITE proxy card.

Echo has filed preliminary proxy materials with the SEC due to its receipt of a notice from an investor group led by Platinum Management (NY), LLC (“Platinum Group”), which owns approximately 19.9% of Echo’s common stock. In its notice, Platinum indicated that it intends to nominate one person for election as a director in opposition to our highly qualified and very experienced director, Robert F. Doman. Mr. Doman has been a member of the Echo Board since March 2013. Since last August, Mr. Doman has been serving as Echo’s Executive Chairman and Interim Chief Executive Officer. Mr. Doman brings to Echo’s five-member Board over 30 years of executive level, international and domestic management, business development, commercialization, product development and strategic planning experience with specific concentrations in medical devices and pharmaceuticals. Most recently, Mr. Doman served as President and Chief Executive Officer of publicly-traded DUSA Pharmaceuticals, Inc., which was successfully sold to Sun Pharmaceuticals in a $230 million transaction in 2012.

The Platinum Group’s purported nominee, Shepard M. Goldberg, is a first cousin and long-time business associate of Michael M. Goldberg, M.D., a current member of the Echo Board. Dr. Goldberg was appointed to the Echo Board on February 27, 2014 as a designee of Platinum Partners Value Arbitrage Fund L.P., a member of the Platinum Group, which has a right to designate a director pursuant to a stock purchase agreement. Platinum Partners named Dr. Goldberg as its designee to the Echo Board after the Echo Board informed Platinum Partners that, after interviewing Shepard M. Goldberg and reviewing his credentials, it did not believe that Shepard M. Goldberg met the Echo Board’s criteria for Board membership.

Stockholders are advised that Echo does not endorse the election of the Platinum Group’s nominee as director. Stockholders are also advised that they may receive proxy solicitation materials from the Platinum Group or other persons or entities affiliated with the Platinum Group, including an opposition proxy statement or card.  Stockholders are strongly urged NOT to sign or return any proxy card or voting instruction form that the Platinum Group may send to them, even as a protest vote against the Platinum Group or the Platinum Group’s nominee. If any stockholder signs a proxy card sent to them by the Platinum Group, however, such stockholder retains the right to change his or her vote. Only the latest dated proxy card voted will be counted.

Stockholders are further advised to discard the proxy materials that they may have already received from Echo and are further advised that, to the extent that they have already given a proxy to Echo, whether in writing or via telephone or internet, all such proxies will be discarded. In order for stockholders to vote on the WHITE proxy card in support of the candidates nominated by the Echo Board, stockholders will be required to complete the revised form of WHITE proxy card that will be mailed to them or vote electronically as provided on the revised form of WHITE proxy card.

As earlier announced, to allow sufficient time for stockholders to receive and review Echo’s revised proxy materials, the date of the 2014 Annual Meeting has been postponed and a new record date for determining stockholders entitled to notice of, and to vote at, the 2014 Annual Meeting will be set. Echo will announce both such dates prior to its mailing to stockholders of the revised proxy materials.

Echo is being advised in connection with the proxy contest by Morgan, Lewis & Bockius LLP and Alston & Bird LLP.  Laurel Hill Advisory Group, LLC is serving as Echo’s proxy solicitor.

About Echo Therapeutics

Echo Therapeutics is developing the Symphony CGM System as a non-invasive, wireless, continuous glucose monitoring system for use initially in the critical care setting. A significant longer-term opportunity may also exist for Symphony to be used in the hospital beyond the critical care setting, as well as in patients with diabetes in the outpatient setting. Echo has also developed its needle-free skin preparation device, the Prelude® SkinPrep System, as a platform technology to enhance delivery of topical pharmaceuticals.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to expectations, plans or prospects for Echo that are based upon the current expectations and beliefs of Echo’s management. The words "will," "may," "designed to," "outlook," "believes," "should," "anticipates," "plans," "expects," "intends," "estimates," "forecasts" and similar expressions identify certain of these forward-looking statements including statements regarding our revised proxy materials. These forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those expressed or implied by such forward-looking statements.  Those risks and uncertainties include, but are not limited to, risks related to the actions of Platinum Management (NY) LLC and other activist stockholders, including the amount of related costs and the disruption caused to business and financing activities by these actions.  Other risks and uncertainties that may cause actual events to differ materially from the statements we have made herein are identified and described in more detail in Echo's filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2013, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The forward-looking statements in this Press Release are made as of the date hereof. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Echo does not expect to, and disclaims any obligation to, publicly update, amend or clarify any forward-looking statements whether as a result of new information, future events or otherwise. Echo, however, reserves the right to update such statements or any portion thereof at any time for any reason.

Important Additional Information

In light of the recent filing with the SEC by Platinum Management (NY) LLC of an opposition proxy statement indicating it intends to solicit proxies for Echo’s 2014 Annual Meeting of Stockholders (including any adjournments, postponements or reschedulings thereof, the “2014 Annual Meeting”), Echo has filed revised proxy materials with the SEC, including a preliminary proxy statement and a revised preliminary form of WHITE proxy card, in connection with Echo’s solicitation of proxies. STOCKHOLDERS ARE URGED TO READ THE REVISED 2014 PROXY MATERIAL (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ECHO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of Echo’s revised 2014 Proxy Statement and any other documents filed by Echo with the SEC in connection with the 2014 Annual Meeting, when available, at the SEC’s website (www.sec.gov), at Echo’s website (www.echotx.com) or by directing a request to Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, PA 19103, Attention: Investor Relations. In addition, copies of the proxy materials, when available, may be requested from Echo’s proxy solicitor, Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753 or toll-free at 1-888-742-1305.

Certain Participant Information

Echo, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from Echo’s stockholders in connection with the 2014 Annual Meeting. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in Echo’s revised 2014 Proxy Statement and other materials to be filed with the SEC in connection with the 2014 Annual Meeting. Such information can also be found in Echo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 28, 2014 and in Echo’s definitive proxy statement for the 2013 Annual Meeting of Stockholders, filed with the SEC on April 12, 2013. To the extent holdings of Echo’s securities have changed since the amounts shown in the definitive proxy statement for the 2013 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.